Exhibit 99.2

Second Quarter 2024 Earnings Organon

Disclaimer statement Cautionary Note Regarding Forward - Looking Statements Except for historical information, this presentation includes “forward - looking statements” within the meaning of the safe harbo r provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations about Organon’s future financial performance and pr osp ects, including full - year 2024 guidance estimates and predictions regarding other financial information and metrics, franchise and product performance and strategy expectations for future per iod s. Forward - looking statements may be identified by words such "foresees," “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” "would," "potentially," "intends, " " seeks," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If under lyi ng assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties include, but are not limited to, pricing pressures globally, including rules and practices of managed ca re groups, judicial decisions and governmental laws and regulations related to Medicare, Medicaid and health care reform, pharmaceutical reimbursement and pricing in general; an inability to fully exec ute on our product development and commercialization plans in the United States, Europe, and elsewhere internationally; an inability to adapt to the industry - wide trend toward highly discounted channel s; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; expanded brand and cl ass competition in the markets in which the company operates; global tensions, which may result in disruptions in the broader global economic environment; uncertainty regarding the U.S. federal bud get and debt ceiling, and the impact of a potential U.S. federal government shutdown; governmental initiatives that adversely impact our marketing activities, particularly in China; volatili ty in our stock price; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; difficulties wit h p erformance of third parties we rely on for our business growth; the failure of any supplier to provide substances, materials, or services as agreed; the increased cost of supply, manufacturing, packaging, and op erations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as our products lose patent protection; any failure by us to obt ain an additional period of market exclusivity in the United States for Nexplanon subsequent to the expiration of certain current patents in 2027; difficulties implementing or executing on our acqu isi tion strategy or failure to recognize the benefits of such acquisitions; and the impact of higher selling and promotional costs. The company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, f uture events or otherwise. Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the company’s filings with the Securiti es and Exchange Commission ("SEC"), including the company’s most recent Annual Report on Form 10 - K and subsequent SEC filings, available at the SEC’s Internet site (www.sec.gov). See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures. 2

Disclaimer statement, cont. Cautionary Note Regarding Non - GAAP Financial Measures This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Speci fic ally, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted dilu ted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company’s GAAP financial statements. This presentation also provides certain measures t hat exclude the impact of foreign exchange. We calculate foreign exchange by converting our current - period local currency financial results using the prior period average currency rates and com paring these adjusted amounts to our current - period results. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAA P. Because not all companies use identical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to Slides 19 - 21 of this presentation for additional information, including relevant definitions and reconciliations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2024 guidance measures (other than revenue) are provided on a non - GAAP basis because the co mpany is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expens es, stock - based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's on going operations. The company’s management uses the non - GAAP financial measures described above to evaluate the company’s performance and to guide operational and financial decision making. Further, the company’s management believes that these non - GAAP financial measures, which exclude certain items, help to enhance its ability t o meaningfully communicate its underlying business performance, financial condition and results of operations. 3

Second quarter 2024 highlights 4 • Revenue of $1.6 billion , up 2% ex - FX • Diluted EPS of $0.75, Adjusted Diluted EPS of $1.12 • Adjusted EBITDA of $513 million, inclusive of $15 million of IPR&D and milestones See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures.

Women's Health • Franchise growth of 3% ex - FX • Strong growth in Nexplanon and Marvelon/Mercilon , offset performance of Fertility and NuvaRing • Franchise growth of 22% ex - FX • Ontruzant volume growth driven by favorable tender • Hadlima continuing to gain traction in U.S. 5 Established Brands Biosimilars Women's Health • Franchise down 1% ex - FX, YTD growth of 1% ex - FX • Expect to achieve flat performance in Established Brands in 2024 , ex - FX

$ mil Q2 - 24 Q2 - 23 Actual VPY Ex - FX VPY 2024 YTD 2023 YTD Actual VPY Ex - FX VPY Europe and Canada 457 467 (2)% (1)% 907 867 5% 4% United States 388 371 5% 5% 758 697 9% 9% Asia Pacific and Japan 260 261 — % 5% 546 585 (7)% (2)% Latin America, Middle East, Russia and Africa 251 234 7% 8% 525 448 17% 21% China 216 234 (8)% (4)% 421 459 (8)% (4)% Other (1) 35 41 (10)% (10)% 72 90 (20)% (21)% Total Revenues 1,607 1,608 — % 2% 3,229 3,146 3% 4% 6 Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) Other includes manufacturing sales to Merck & Co., Rahway, NJ and other third parties . ~75% of YTD sales generated ex - US Strength in largest markets, year to date

Minimal year to date impact from LOE, VBP, price


Flat as reported, and +2% at constant currency
$ mil
$1,608
~ (5)
~ (5)
~ (5)
~ 55
~ (10)
~ (30)
$1,607
~(200) bps headwind
Q2 2023
LOE[1]
VBP[2]
Price
Volume
Supply/Other[3]
FX
Q2 2024

[1] *LOE = Loss of Exclusivity*
[2] *VBP = Volume Based Procurement*
[3] Other includes manufacturing sales to Merck & Co., Rahway, NJ and other third parties.

7

Women’s Health Women’s Health Revenues $ mil Q2 - 24 Q2 - 23 Act VPY Ex - FX VPY 2024 YTD 2023 YTD Act VPY Ex - FX VPY Nexplanon ® (contraception) 242 214 13% 13% 462 380 22% 22% NuvaRing ® (contraception) 29 46 (36)% (35)% 67 94 (29)% (27)% Marvelon Œ / Mercilon Œ (contraception) 41 29 38% 42% 73 67 10% 13% Follistim AQ ® (fertility) 62 70 (11)% (9)% 108 125 (13)% (11)% Ganirelix Acetate Injection (fertility) 27 34 (20)% (17)% 56 63 (12)% (9)% Jada ® (device) 14 11 31% 31% 27 18 52% 52% Other Women's Health products 34 35 (2)% (1)% 79 73 7% 7% Total Women's Health 449 438 3% 3% 872 819 6% 8% • Strong growth in Nexplanon and Marvelon/ Mercilon offset performance of Nuva R ing and Fertility • Continued uptake in Jada Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . 8

Biosimilars Biosimilars Revenues $ mil Q2 - 24 Q2 - 23 Act VPY Ex - FX VPY 2024 YTD 2023 YTD Act VPY Ex - FX VPY Renflexis ® 69 70 (2)% (2)% 138 132 5% 5% Ontruzant ® 48 33 46% 46% 87 54 62% 62% Brenzys Œ 12 13 (4)% (4)% 36 32 13% 14% Aybintio Œ 7 12 (39)% (38)% 15 22 (30)% (30)% Hadlima ® 28 7 NM NM 58 12 NM NM Biosimilars 164 135 22% 22% 334 251 33% 33% 9 • Hadlima uptake continues following U.S. launch • Ontruzant volume growth driven by favorable tender Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Revenues $ mil Q2 - 24 Q2 - 23 Act VPY Ex - FX VPY 2024 YTD 2023 YTD Act VPY Ex - FX VPY Cardiovascular 344 401 (14)% (12)% 709 785 (10)% (7)% Respiratory 248 250 (1)% 2% 525 542 (3)% — % Non - Opioid Pain, Bone & Derm 218 200 9% 11% 434 385 13% 15% Other 153 144 6% 8% 297 285 4% 6% Total Est. Brands 963 995 (3)% (1)% 1,964 1,997 (2)% 1% 10 • New migraine products and recovery in injectable steroids largely offset VBP, expected price pressure in Japan and ERP - related shipment phasing • Expect flat performance for the franchise in 2024 ex - FX Totals may not foot due to rounding .

Containment of operating costs partially offset gross margin pressure All numbers presented on non - GAAP basis except revenue and IPR&D (1) Q2 - 24 Q2 - 23 Actual VPY 2024 YTD 2023 YTD Actual VPY Revenue 1,607 1,608 — % 3,229 3,146 3% Cost of sales 611 596 3% 1,226 1,131 8% Adjusted Gross profit 996 1,012 (2)% 2,003 2,015 (1)% Selling, general and administrative 390 390 — % 763 763 — % R&D 110 121 (9)% 216 244 (11)% Acquired IPR&D and milestones 15 — NM 30 8 NM Total research and development including IPR&D 125 121 3% 246 252 (2)% Adjusted EBITDA 513 530 (3)% 1,051 1,048 — % Adjusted diluted EPS 1.12 1.31 (15)% 2.34 2.39 (2)% Per share impact to diluted EPS from acquired IPR&D and milestones (0.05) — NM (0.09) — NM Adjusted Gross margin 62.0% 62.9% 62.0% 64.0% Adjusted EBITDA margin 31.9% 33.0% 32.5% 33.3% 11 (1) See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures.

12 (USD millions) 1H 2024 Adjusted EBITDA $1,051 Less: Net cash interest expense (247) Less: Cash taxes (102) Less: Change in net working capital (204) Less: CapEx (43) Free Cash Flow Before One Time Costs $455 Less: One time spin - related costs (117) Less: Other one - time costs (1) (70) Free Cash Flow (2) $268 • Timing - related improvement in Q2 working capital • Expect one - time spin - related costs of ~$200M for full year 2024 On track to deliver ~$1B of free cash flow before one - time spin - related costs for full year 2024 (1) Includes operating expenses associated with restructuring initiatives and the planned exits from supply agreements with Merck & Co., Rahway, NJ . (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exc han ge rate changes on cash and cash equivalents.

13 Net leverage ratio ~4.1x at June 2024* Expect to end 2024 with net leverage below 4.0x $ mil Dec 2021 Dec 2022 Dec 2023 Mar 2024 Jun 2024 Cash and cash equivalents 737 706 693 575 704 Gross Debt (1) 9,134 8,913 8,760 8,714 8,656 Net Debt (1) 8,397 8,207 8,067 8,139 7,952 * The definition of net debt is in the company's credit agreement and excludes unamortized fees; but includes capitalized lea se obligations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone expense . (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $84 million, $79 million and $108 mil lion as of December 31, 2021, December 31, 2022, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

2024 expected to be third consecutive year of revenue growth at constant currency FY 2023 LOE China VB P Price Volume Supply/Other FX FY 2024 $6,263 (70) - (90) (30) - (50) (180) - (200) 500 - 600 (20) - (25) (110) - (140) $6,250 - $6,450 (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Rahway, NJ and other third parties. (0.2%) to +3.0% reported, +2.0% to +4.7% growth at constant currency (1) (2) (3) $ mil 1 st Half 2 nd Half Legend: 14

Tightening of revenue range; no change to Adj. EBITDA margin range 15 Provided on a non - GAAP basis, except revenue Prior guidance Current guidance Revenues $6.2B - $6.5B $6.25B - $6.45B Adjusted gross margin 61.0% - 63.0% Unchanged SG&A $1.5B - $1.7B Unchanged R&D $400M - $500M $430M - $530M* Adjusted EBITDA margin (Non - GAAP) 31.0% - 33.0% Unchanged Interest ~$520M Unchanged Depreciation ~$130M Unchanged Effective non - GAAP tax rate 18.5% - 20.5% Unchanged Fully diluted weighted average shares outstanding ~259M Unchanged *Updated R&D expense guidance includes $30 million of IPR&D and milestone expense incurred year - to - date June 30, 2024. R&D guida nce does not take into consideration a forward looking view of IPR&D and milestone expense.

Q&A

Appendix

Franchise performance $ mil Q2 2024 Q2 2023 Actual VPY Ex - FX VPY 2024 YTD 2023 YTD Actual VPY Ex - FX VPY Women’s Health 449 438 3% 3% 872 819 6% 8% Biosimilars 164 135 22% 22% 334 251 33% 33% Est. Brands 963 995 (3)% (1)% 1,964 1,997 (2)% 1% Other (1) 31 40 (20)% (20)% 59 79 (23)% (24)% Total Revenues 1,607 1,608 — % 2% 3,229 3,146 3% 4% Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) Other includes manufacturing sales to Merck & Co., Rahway, NJ and other third parties. 18

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions)

		Q2 2024		Q2 2023		2024 YTD		2023 YTD
GAAP Gross Profit	**$**	**939**	**$**	**968**	**$**	**1,896**	**$**	**1,926**
Adjusted for:								
Spin-related costs (1)	$	3	$	10	$	6	$	20
Manufacturing network costs(2)	$	15	$	—		25		—
Stock-based compensation	$	5	$	4		9		8
Amortization	$	34	$	30		67		59
Other		—		—		—		2
Adjusted Non-GAAP Gross Profit	$	996	$	1,012	$	2,003	$	2,015

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

	Q2 2024	Q2 2023	2024 YTD	2023 YTD
GAAP Gross Margin	**58.4 %**	**60.2 %**	**58.7 %**	**61.2 %**
Total impact of Non-GAAP adjustments	3.6 %	2.7 %	3.3 %	2.8 %
Adjusted Non-GAAP Gross Margin	62.0 %	62.9 %	62.0 %	64.0 %

		Q2 2024		Q2 2023		2024 YTD		2023 YTD
GAAP Selling, general and administrative expenses	**$**	**437**	**$**	**451**	**$**	**868**	**$**	**886**
Adjusted for:								
Spin-related costs (1)	$	(29)	$	(44)	$	(69)	$	(90)
Stock-based compensation		(18)		(17)		(36)		(32)
Other		—		—		—		(1)
Adjusted Non-GAAP Selling, general and administrative expenses	$	390	$	390	$	763	$	763

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

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ORGANON™

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions, except per share amounts)

	Q2 2024	Q2 2023	2024 YTD	2023 YTD
GAAP Research and development expenses	$ 116	$ 128	$ 228	$ 257
Adjusted for:				
Spin-related costs [(1)]	(1)	(3)	(3)	(6)
Stock-based compensation	(5)	(4)	(9)	(7)
Adjusted Non-GAAP Research and development expenses	$ 110	$ 121	$ 216	$ 244

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

	Q2 2024	Q2 2023	2024 YTD	2023 YTD
GAAP Reported Net Income	$ 195	$ 242	$ 396	$ 419
Adjusted for:				
Cost of sales adjustments	57	44	107	89
Selling, general and administrative adjustments	47	61	105	123
Research and development adjustments	6	7	12	13
Restructuring	—	—	23	4
Other expense, net	6	4	10	10
Tax impact on adjustments above[(1)]	(22)	(22)	(49)	(46)
Non-GAAP Adjusted Net Income	$ 289	$ 336	$ 604	$ 612

(1) For the three months ended June 30, 2024 and 2023, the GAAP income tax rates were 17.3% and 5.0%, respectively, the non-GAAP income tax rates were 17.8% and 9.4%, respectively. For the six months ended June 30, 2024 and 2023, the GAAP income tax rates were 16.0% and 14.4%, respectively, the non-GAAP income tax rates were 17.1% and 16.0%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Q2 2024	Q2 2023	2024 YTD	2023 YTD
GAAP Diluted Earnings per Share	$ 0.75	$ 0.95	$ 1.53	$ 1.64
Total impact of Non-GAAP adjustments	$ 0.37	$ 0.36	$ 0.81	$ 0.75
Non-GAAP Diluted Earnings per Share	$ 1.12	$ 1.31	$ 2.34	$ 2.39

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ORGANON™

GAAP Net Income to Adjusted EBITDA

Unaudited, $ in millions	Q2 2024	Q2 2023	2024 YTD	2023 YTD
Net income	**$ 195**	**$ 242**	**$ 396**	**$ 419**
Depreciation (1)	31	28	61	56
Amortization	34	30	67	59
Interest expense	131	132	262	264
Taxes on income	40	12	75	70
EBITDA	**$ 431**	**$ 444**	**$ 861**	**$ 868**
Restructuring costs	—	—	23	4
Spin-related costs (2)	39	61	88	126
Manufacturing network related (3)	15	—	25	—
Other costs	—	—	—	3
Stock-based compensation	28	25	54	47
Adjusted EBITDA (Non-GAAP)	**$ 513**	**$ 530**	**$ 1,051**	**$ 1,048**
Adjusted EBITDA margin (Non-GAAP)	31.9 %	33.0 %	32.5 %	33.3 %

(1) Excludes accelerated depreciation included in one-time costs.

(2) Spin-related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co., Inc., Rahway, NJ, US. These costs include, but are not limited to, $19 million and $31 million for the three months ended June 30, 2024 and 2023, respectively, and $40 million and $68 million for the six months ended June 30, 2024 and 2023, respectively, for information technology infrastructure, primarily related to the implementation of a stand-alone enterprise resource planning system and redundant software licensing costs, as well as $6 million and $8 million for the three months ended June 30, 2024 and 2023, respectively and $20 million and $14 million for the six months ended June 30, 2024 and 2023, respectively, associated with temporary transition service agreements with Merck & Co., Inc., Rahway, NJ, US.

(3) Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

As the costs described in (1) through (3) above are directly related to the separation of Organon and therefore arise from a one-time event outside of the ordinary course of the company's operations, the adjustment of these items provide meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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ORGANON™

Number of products 14 5 55 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 22 TM TM